UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2017

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 15, 2017, Prudential Financial, Inc. (the “Company”) closed the sale of $750,000,000 in aggregate principal amount of its 4.500% Fixed-to-Floating Rate Junior Subordinated Notes due 2047 (the “Junior Subordinated Notes”).

The documents listed below in Item 9.01 relate to the sale of the Junior Subordinated Notes and are filed as exhibits to this Current Report on Form 8–K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 12, 2017, among the Company and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., HSBC Securities (USA) Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

4.1	Subordinated Debt Securities Indenture, dated June 17, 2008, between the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 17, 2008).

4.2	Eleventh Supplemental Indenture, dated September 15, 2017, between the Company and The Bank of New York Mellon, as Trustee.

4.3	Form of Junior Subordinated Note (included in Exhibit 4.2).

5.1	Opinion of John M. Cafiero, dated September 15, 2017.

8.1	Tax opinion of Sullivan & Cromwell LLP, dated September 15, 2017.

23.1	Consent of John M. Cafiero (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 12, 2017, among the Company and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., HSBC Securities (USA) Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

4.1	Subordinated Debt Securities Indenture, dated June 17, 2008, between the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 17, 2008).

4.2	Eleventh Supplemental Indenture, dated September 15, 2017, between the Company and The Bank of New York Mellon, as Trustee.

4.3	Form of Junior Subordinated Note (included in Exhibit 4.2).

5.1	Opinion of John M. Cafiero, dated September 15, 2017.

8.1	Tax opinion of Sullivan & Cromwell LLP, dated September 15, 2017.

23.1	Consent of John M. Cafiero (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2017

PRUDENTIAL FINANCIAL, INC.

By:	/s/ John M. Cafiero
Name: John M. Cafiero
Title: Vice President and Assistant Secretary